                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                    $468,592,000 SECURITIZATION BONDS, SERIES

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: April 2005

CURRENT BILLING MONTH 4/5/2005 - 5/3/2005                  COLLECTION CURVE 100%

 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                $159,063,395
Residential SECURITIZATION CHARGE (SC) Billed           $  1,389,740  0.874%

Commercial Total Billed                                 $ 82,422,274
Commercial SECURITIZATION CHARGE (SC) Billed            $  1,268,982  1.540%

Industrial Total Billed                                 $ 43,419,279
Industrial SECURITIZATION CHARGE (SC) Billed            $  1,277,230  2.942%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                       0.180%
 Residential Customer Net Write-offs                           0.360%
 Total Net Write-offs                                          0.260%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                          $  1,258,233
Commercial Class SC Collected                           $  1,215,673
Industrial Class SC Collected                           $  1,260,303
                                                        ------------

Total SC Collected                                      $  3,734,209

 Aggregate SC Remittances for April 2005 BILLING MONTH  $  3,734,209
 Aggregate SC Remittances for May 2005 BILLING MONTH    $          0
 Aggregate SC Remittances for June 2005 BILLING MONTH   $          0
 TOTAL CURRENT SC REMITTANCES                           $  3,734,209

CURRENT BILLING MONTH 4/5/2005 - 5/3/2005                  COLLECTION CURVE 100%

CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                   $1,194,062
A-3 Residential T.O.D. SC Collected                            $    5,280
A-4 Alternate Residence SC Collected                           $   30,447
A-5 Residential Farm/Life Support SC Collected                 $   28,444

TOTAL RESIDENTIAL SC COLLECTED                                 $1,258,233

COMMERCIAL
B-1 General Primary (041) SC Collected                         $   19,508
B-General Secondary (010) SC Collected                         $  228,233
C- General Secondary (011) SC Collected                        $  411,152
D-General Primary (018) SC Collected                           $  255,282
F-Primary High Load Factor (032) SC Collected                  $   43,556
GH-General Service Heating (013) SC Collected                  $    5,933
H- Water Heating Service (014) SC Collected                    $      545
L-1 General Energy-Only Street Lighting SC Collected           $    2,350
L-2 General Service (Cust Owned) St Light SC Collected         $    2,514
L-3 General Service (Co Owned) St Light SC Collected           $   12,281
L-4 General Service Outdoor Lighting Commercial SC Collected   $        1
PS-1 General Secondary Public Pumping SC Collected             $    7,421
PS-2 General Primary Public Pumping SC Collected               $    7,843
PS-3 General Optional Primary Public Pumping SC Collected      $   40,664
R-1 General Secondary Resale SC Collected                      $        0
R-2 General Secondary Resale SC Collected                      $      920
R-3 General Primary Resale SC Collected                        $   24,656
ROA-P Retail Open Access Primary (110) SC Collected            $  102,882
ROA-S Retail Open Access Secondary Com SC Collected            $   40,463
SC - Special Contract Commercial SC Collected                  $    1,769
SPEC Grand Rapids Special Contract SC Collected                $    2,917
UR-General Unmetered SC Collected                              $    4,783

TOTAL COMMERCIAL SC COLLECTED                                  $1,215,673

INDUSTRIAL
B-1 General Primary (042) SC Collected                         $   15,079
B-General Secondary (020) SC Collected                         $   31,102
C- General Secondary (021) SC Collected                        $   66,667
CG-Cogeneration/Small Power Production Purchase SC Collected   $    1,919
D-General Primary (028) SC Collected                           $  421,300
F-Primary High Load Factor (033) SC Collected                  $   51,626
GH-General Service Heating (023) SC Collected                  $       75
GMD General Motors SC Collected                                $   50,160
GMF General Motors SC Collected                                $  104,255
GMF-1 General Motors SC Collected                              $    5,075
GMJ-1 General Motors SC Collected                              $    6,731

CURRENT BILLING MONTH 4/5/2005 - 5/3/2005                  COLLECTION CURVE 100%

H- Water Heating Service (024) SC Collected                    $        3
I-General Primary Interruptible (034) SC Collected             $    3,654
J-1General Alternative Electric Metal Melting SC Collected     $   26,553
J-General Primary Electric Furnace (037) SC Collected          $    7,435
L-4 General Service Outdoor Lighting Industrial SC Collected   $        2
R-3 General Primary Resale (027) SC Collected                  $    1,111
ROA-P Retail Open Access Primary (111) SC Collected            $  279,867
ROA-S Retail Open Access Secondary Ind SC Collected            $    6,876
SC - Special Contract Industrial SC Collected                  $  180,813
                                                               ----------

TOTAL INDUSTRIAL SC COLLECTED                                  $1,260,303

TOTAL SC COLLECTED                                             $3,734,209

Executed as of this 17th day of May 2005.

                                         CONSUMERS ENERGY COMPANY AS SERVICER

                                         /s/ Glenn P. Barba
                                         ---------------------------------------
                                         Glenn P. Barba, Vice President,
                                         Controller and Chief Accounting Officer

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi 49201